FAM Equity-Income Funds

Investor Share Class (FAMEX)

Summary Prospectus

January 1, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.famfunds.com/appli- cations-literature-reports-fam-funds/index.cfm. You may also obtain this information about the Fund at no cost by calling 800.932.3271 or by sending an email request to info@famfunds.com. The Fund’s full prospectus and Statement of Additional Information, dated January 1, 2016, are incorporated by reference into this summary prospectus.

Investment Objective: FAM Equity-Income Fund’s investment objective is to provide current income as well as long-term capital appreciation by investing primarily (at least 80% of its total assets) in income-producing stocks that pay dividends.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load ) on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses*	0.36%
Total Fund Operating Expenses	1.26%

* “Other Expenses” have been restated based on current contractual arrangements and are estimated for the current fiscal year.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time peri- ods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1-Year	3-Year	5-Year	10-Year
$128	$400	$692	$1,523

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its port- folio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.73% of the average value of its portfolio.

Principal Investment Strategies

Fenimore Asset Management, Inc. (“Fenimore”), the investment advisor to the Fund, employs a “value approach” in making its common stock selections. This approach is based on Fenimore’s belief that at any given point in time the stock price of a company may sell below the company’s “true business worth”. Factors considered in evaluating the true business worth include the company’s current earnings and Fenimore’s opinion as to its fu- ture earnings potential. After identifying a company whose securities are determined to have a favorable price- to-earnings relationship, Fenimore plans to invest in such securities until the “true business worth” nears the market price of the company’s securities.

Generally, the Fund will attempt to remain fully invested in common stocks and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund may invest in the securities of issuers of all sizes and market capitalizations. The Fund may also invest in the securities of both domestic and foreign issuers and it may invest in shares of other investment companies, including exchange- traded funds (“ETFs”).

Principal Risks

•	Stock Market Risk - the value of stocks fluctuate in response to the activities of individual companies and gen- eral stock market and economic conditions. Stock prices may decline over short or extended periods of time. Stocks are more volatile and riskier than some other forms of investments.
•	Stock Selection Risk - the value stocks chosen for the Fund are subject to the risk that the market may never real- ize their intrinsic value or their prices may go down.
•	Small-Cap Risk - small capitalization companies may not have the size, resources or other assets of large capi- talization companies.
•	Market Risk - the value of your investment will go up and down, which means that you could lose money.
•	Foreign Investment Risk - the Fund may invest in securities of foreign issuers that are traded in foreign markets or may be represented by American Depository Receipts that are traded in the United States. Investments in non-U.S. securities may involve additional risk including exchange rate fluctuation, political or economic in- stability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.
•	Investment in Other Investment Companies Risk – the Fund may invest in shares of other investment compa- nies, including ETFs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests. In addition, shareholders will be exposed to the investment risks associated with investments in other investment companies.

Annual Total Return

The following bar chart and table show some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance since 2005. The table shows the Fund’s average annual returns (before and after taxes ) for the one year, five year and ten year periods compared to those of the Russell MidCap Index, the Fund’s primary benchmark index. The Fund’s past performance (before and after taxes) is not necessarily an in- dication of how the Fund will perform in the future. Updated performance information may be obtained at the Fund’s website famfunds.com.

Return for the Year Ended December 31,

FAM EQUITY-INCOME FUND Investor Shares
2005	5.75%
2006	6.57%
2007	-3.64%
2008	-29.04%
2009	21.43%
2010	17.47%
2011	6.79%
2012	11.02%
2013	29.79%
2014	7.85%

Best Quarter 2Q’09 16.68% Worst Quarter 4Q’08 -21.88%

The year-to-date return for the Fund’s Investor Shares as of September 30, 2015 was 0.61%.

Average Annual Total Returns	As of December 31, 2014
	1-Year	5-Year	10-Year
Return Before Taxes	7.85%	14.28%	6.20%
Return After Taxes on Distributions	6.62%	13.05%	5.28%
Return After Taxes on Distributions and Sale of Fund Shares	5.41%	11.47%	4.87%
Russell MidCap Index	13.22%	17.19%	9.56%

The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or to investors who are tax exempt.

Fund Management

Investment Advisor: Fenimore Asset Management, Inc.

Portfolio Co-Managers:

Thomas O. Putnam, Chairman and Paul C. Hogan, CFA of Fenimore Asset Management, Inc. Mr. Putnam has managed the Fund since 1996.

Mr. Hogan has co-managed the Fund since the Fund’s inception in 1996.

Purchase and Sale of Fund Shares

The minimum initial purchase is $500 for a regular account and $100 for an individual retirement account. The minimum subsequent investment is $50. You may redeem shares by mail or fax (518.234.7793). Redemption pro- ceeds will be sent by check to the address of record or by electronic bank transfer.

Tax Information

Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-de- ferred arrangements may be taxed upon withdrawals made from those arrangments.

Financial Intermediary Compensation

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These pay- ments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesper- son to recommend Fund shares over another investment. Ask your salesperson or visit your financial intermedi- ary’s Web site for more information.